CONSENT

This Consent, dated as of December 22, 2006 (this “Consent”), is entered into by and among Golfsmith International, L.P., Golfsmith NU, L.L.C., Golfsmith USA, L.L.C. and Don Sherwood Golf Shop, as Borrowers (the “Borrowers”), the other Persons designated as Credit Parties to the Credit Agreement (the “Credit Parties”), the lenders signatory thereto from time to time (the “Lenders”), and General Electric Capital Corporation, for itself as a Lender, as L/C Issuer and as Agent for the Lenders (in such capacity, the “Agent”). Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

RECITALS

A. The Borrowers, the other Credit Parties, the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of June 20, 2006 (as it may hereafter be further amended, restated or otherwise modified, the “Credit Agreement”).

B. The Borrowers and the other Credit Parties have notified Agent that they wish to effect the following mergers between certain of the Credit Parties: (i) the merger of Don Sherwood Golf Shop with and into Golfsmith USA, L.L.C., with Golfsmith USA, L.L.C. as the surviving entity; (ii) the merger of Golfsmith GP Holdings, Inc. with and into Golfsmith International, Inc., with Golfsmith International, Inc. as the surviving entity and (iii) the merger of Golfsmith Holdings, L.P. with and into Golfsmith International, Inc., with Golfsmith International, Inc. as the surviving entity (collectively, the “Mergers”)

C. Agent and Lenders are willing to consent to the Mergers, as and to the extent set forth herein and subject to the terms and conditions provided herein.

D. This Consent shall constitute a Loan Document and these Recitals shall be construed as part of this Consent.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Consents.

1.1. Notwithstanding any provisions of the Credit Agreement to the contrary, Agent and Lenders hereby consent to the Mergers.

2.
Conditions to Effectiveness. The effectiveness of this Consent is expressly conditioned upon the satisfaction of each of the following conditions precedent in a manner acceptable to Agent:

2.1. Agent’s receipt of counterparts of this Consent, duly executed by Borrowers, each other Credit Party, Agent and Requisite Lenders.

2.2. After giving effect to this Consent, no Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Consent.

3. Reference to and Effect Upon the Credit Agreement and other Loan Documents.

3.1. The Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by Borrowers and each of the other Credit Parties. Without limiting the foregoing, the Liens granted pursuant to the Collateral Documents shall continue in full force and effect and the guaranties of each of the Guarantors shall continue in full force and effect.

3.2. The execution, delivery and effect of this Consent shall be limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition (except for the specific consents provided in Section 1 above), of the Credit Agreement or any other Loan Document or (b) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document.

3.3. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as modified hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as modified hereby.

4. Counterparts. This Consent may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. A counterpart signature page delivered by fax or electronic transmission shall be as effective as delivery of an originally executed counterpart.

5. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

6. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Consent has been duly executed as of the date first written above.

BORROWERS:

GOLFSMITH INTERNATIONAL, L.P.
By: Golfsmith GP L.L.C., as General Partner

By: /s/ James D. Thompson
Name:
Title: President

GOLFSMITH NU, L.L.C.

By: /s/ James D. Thompson
Name:
Title: President

GOLFSMITH USA, L.L.C.

By: /s/ James D. Thompson
Name:
Title: President

DON SHERWOOD GOLF SHOP

By: /s/ James D. Thompson
Name:
Title: President

CREDIT PARTIES:

GOLFSMITH INTERNATIONAL, INC.

By: /s/ James D. Thompson
Name:
Title: President

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

By: /s/ James D. Thompson
Name:
Title: President

GOLFSMITH GP HOLDINGS, INC.

By: /s/ James D. Thompson
Name:
Title: President

GOLFSMITH HOLDINGS, L.P.

By Golfsmith GP Holdings, Inc., as General Partner

By: /s/ James D. Thompson
Name:
Title: President

GOLFSMITH GP, L.L.C.

By: /s/ James D. Thompson
Name:
Title: President

GOLFSMITH DELAWARE, L.L.C.

By: /s/ James D. Thompson
Name:
Title: President

GOLFSMITH CANADA, L.L.C.

By: /s/ James D. Thompson
Name:
Title: President

GOLFSMITH EUROPE, L.L.C.

By: /s/ James D. Thompson
Name:
Title: President

GOLFSMITH LICENSING, L.L.C.

By: /s/ James D. Thompson
Name:
Title: President

GENERAL ELECTRIC CAPITAL CORPORATION,

as Agent, an L/C Issuer and a Lender

By: /s/ William J. Kane
Name:
Title: Duly Authorized Signatory